METROPOLITAN WEST FUNDS

                   Total Return Bond Fund - Class M
                   Low Duration Bond Fund - Class M
                    High Yield Bond Fund - Class M
                         AlphaTrak 500 Fund

                   Supplement dated October 1, 2002
   to the Statement of Additional Information for Class M Shares
                         dated July 31, 2002

    The following information replaces and supersedes any contrary information contained in the Trust's Statement of Additional Information for Class M Shares with respect to
"Investment Restrictions".

    Certain portions of the first and fifth investment restrictions on page B-3 have been revised to exclude the High Yield Bond Fund due to its status as a non-diversified fund. The relevant restrictions are revised as follows:

1. Purchase any security, other than obligations of the U.S. Government, its agencies, or instrumentalities ("U.S. Government securities) or mutual funds, if as a result of that purchase: (i) with respect to 75% of its total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer (this policy does not apply to the High Yield Bond Fund), or (ii) more than 25% of the Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry.


5. Purchase any security (other than U.S. Government securities) if as a result of that purchase, with respect to 75% of the Fund's total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer (this policy does not apply to the High Yield Bond Fund).

    All other investment restrictions remain unchanged.


              INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                  WITH THE STATEMENT OF ADDITIONAL
                 INFORMATION FOR FUTURE REFERENCE.